UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2011
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     As previously announced, on April 4, 2011, Stewart Enterprises, Inc. (the “Company”) commenced a cash tender offer and consent solicitation for any and all of its outstanding $200,000,000 aggregate principal amount 6.25% Senior Notes due 2013 (the “6.25% Notes”) and a solicitation of consents to amend the indenture governing the 6.25% Notes (the “Indenture”) on the terms and subject to the conditions set forth in the Company’s Offer to Purchase and Consent Solicitation Statement. On April 15, 2011, the Company announced that, as of 5:00 p.m., New York City time, on April 15, 2011, it had received the requisite consents to amend the Indenture and accordingly entered into a supplemental indenture, dated April 15, 2011 (the “Supplemental Indenture”), to the Indenture with U.S. Bank National Association, as trustee for the 6.25% Notes.
     The Supplemental Indenture, among other things, eliminates substantially all of the restrictive covenants and certain event of default provisions in the Indenture. The Supplemental Indenture will not become effective until a majority in aggregate principal amount of the outstanding Notes has been purchased by Stewart pursuant to the terms of the tender offer and consent solicitation.
     A copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Item 3.03	Material Modification to Rights of Security Holders.
     See Item 1.01 hereto, which is incorporated herein by reference, with respect to the execution of the Supplemental Indenture on April 15, 2011.

Item 8.01	Other Events.
     On April 15, 2011, the Company issued a press release announcing that, as of 5:00 p.m., New York City time, on April 15, 2011, it had received the requisite consents and tenders from the holders of $194,188,000 in aggregate principal amount of its outstanding 6.25% Notes in connection with its tender offer and consent solicitation for such notes, as discussed in Item 1.01 hereto. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
4.1
Supplemental Indenture dated as of April 15, 2011 to the Indenture dated as of February 11, 2005 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee

99.1	Press release by Stewart Enterprises, Inc., dated April 15, 2011, announcing receipt of requisite consents with respect to its tender offer and consent solicitation for its 6.25% Senior Notes due 2013

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
April 18, 2011	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1
Supplemental Indenture dated as of April 15, 2011 to the Indenture dated as of February 11, 2005 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee

99.1	Press release by Stewart Enterprises, Inc., dated April 15, 2011, announcing receipt of requisite consents with respect to its tender offer and consent solicitation for its 6.25% Senior Notes due 2013